UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 12, 2006

ENERGY CONVERSION DEVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8403	38-1749884

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2956 Waterview Drive, Rochester Hills, Michigan	48309

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (248) 293-0440

Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

        The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Energy Conversion Devices, Inc. , whether made before or after the date hereof, regardless of any general incorporation language in such filing.

        On September 12, 2006, Energy Conversion Devices, Inc. issued a press release announcing its consolidated financial results for the fiscal year ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01        Financial Statements and Exhibits

(d)     Exhibits:

99.1 Press release dated September 12, 2006 reporting consolidated financial results for the year ended June 30, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.
By: /s/ Sanjeev Kumar Vice President and Chief Financial Officer

Date: September 14, 2006

Exhibit Index

      Exhibit No.                                                    Description

99.1	Press release dated September 12, 2006 reporting consolidated financial results for the year ended June 30, 2006